UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2010

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 First American Way, Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 250-6400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b) Unaudited Pro Forma Financial Information

On June 1, 2010, The First American Corporation (“FAC”) completed a transaction (the “Separation”) by which it separated into two independent, publicly traded companies through a distribution (the “Distribution”) of all of the outstanding shares of its subsidiary, First American Financial Corporation (“FAFC”), to the holders of FAC’s common shares, par value $1.00 per share, (the “Historic Common Stock”) as of May 26, 2010 (the “Record Date Shareholders”). After the Distribution, FAFC owned the businesses that historically comprised FAC’s financial services businesses and FAC retained its information solutions businesses.

Included as Exhibit 99.1 are Unaudited Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 2010 and March 31, 2009 and for the year ended December 31, 2009 that give effect to the Separation and related transactions as if the transactions occurred on January 1, 2009, Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2008 and December 31, 2007 that give effect to the Separation and related transactions as if such transactions occurred on the first day of those years, respectively; and an Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010 that gives effect to the Separation and related transactions as if such transactions had occurred on March 31, 2010.

On May 18, 2010, the shareholders of FAC approved a separate transaction pursuant to which FAC changed its place of incorporation from California to Delaware (the “Reincorporation”). The Reincorporation became effective June 1, 2010. To effect the Reincorporation, FAC and CoreLogic, Inc., (“CoreLogic”) which was a wholly-owned subsidiary of FAC incorporated in Delaware, entered into an agreement and plan of merger (the “Merger Agreement”). Pursuant to the Merger Agreement, FAC merged with and into CoreLogic with CoreLogic continuing as the surviving corporation.

These Unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of our results of operations or financial condition had the Separation and the Distribution been completed on the dates assumed or the results that may be achieved in the future. These Unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read together with FAC’s Annual Report on Form 10-K for the year ended December 31, 2009, FAFC’s Form 10 Registration Statement, as amended, FAC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and First American Financial Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORELOGIC, INC.

Date: June 4, 2010	By:	/s/ Stergios Theologides
	Name:	Stergios Theologides
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements